Commitments and Contingencies - Schedule of Future Minimum Lease Payments Due Under Capital Lease Obligation (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Schedule Of Capital Leases Future Minimum Payments Due [Line Items]
2013	$ 225
2014	16
Total minimum lease payments	241
Less: amount representing interest	8
Present value of minimum lease payments	233
Less: current portion	217
Capital lease liability, net of current portion	$ 16